Exhibit 99.1

Bakkt Completes Acquisition of Distributed Technologies Research

Acquisition unites Bakkt’s regulated institutional rails with DTR’s agentic technology and compliance stack to address a $44T global payments market

ATLANTA, GA - April 30, 2026 - Bakkt, Inc. (“Bakkt” or the “Company”) (NYSE:BKKT) today announced that it has completed its previously announced acquisition of Distributed Technologies Research (“DTR”), a developer of agentic payments and stablecoin infrastructure.

The acquisition combines Bakkt’s regulated, institutional-grade infrastructure and nationwide licensing footprint with DTR’s AI-native engine and scalable compliance stack, creating a unified platform purpose-built for institutions and fintechs seeking simplicity, programmability, and global scale. By embedding stablecoin capabilities directly into Bakkt’s core infrastructure, the combined company is establishing a 24/7 digital settlement layer that bypasses the friction of traditional correspondent banking.

“The architecture of money movement rarely evolves at this level,” said Akshay Naheta, CEO of Bakkt. “This transaction accelerates the re-platforming of global financial infrastructure. By fully integrating DTR’s technology, we are introducing stablecoin functionality as a critical bridge between legacy financial systems and the next generation of digital assets. Together, we are well positioned to capture a share of the more than $44 trillion cross-border payments market with a durable, scalable model designed for long-term value creation.”

At the closing of the acquisition of DTR (the “Closing”), the Company issued an aggregate of 11,316,775 shares (such shares, the “Consideration Shares”) of its Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), to the beneficial holders of DTR, pursuant to the terms of the Share Purchase Agreement, dated as of January 11, 2026 (the “Purchase Agreement”). In addition, following the Closing, Bakkt may issue up to an additional 725,592 shares of Class A Common Stock, as additional Consideration Shares, to the extent Bakkt issues shares of Class A Common Stock in respect of warrants to purchase shares of Class A Common Stock that were outstanding as of the date of the Purchase Agreement in accordance with the terms of the Purchase Agreement.

Additional details regarding the acquisition of DTR and the Consideration Shares will be set forth in the Company’s Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission (“SEC”) on April 30, 2026.

About Bakkt

Founded in 2018, Bakkt, Inc. is a regulated financial technology company building infrastructure for the future of finance. Bakkt’s platform serves financial institutions, fintechs, and consumer finance products — providing the compliance, security, and scale required to deliver trusted financial services at a global level. Through its core business pillars, Bakkt powers institutional-grade trading capabilities, AI-enabled programmable finance, and cross-border payment infrastructure.

Bakkt is headquartered in Atlanta, GA. For more information, visit: https://www.bakkt.com/ | X | LinkedIn | Instagram

For investor and media inquiries, please contact:

Investor Relations

Yujia Zhai

OG Advisory Group

bakkt@orangegroupadvisors.com

Media

Luna PR

bakkt@lunapr.io

Note on Forward-Looking Statements

This release and accompanying remarks contain “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or other variations of these terms, as well as similar expressions that discuss future plans, actions, or events. The absence of such words does not mean that a statement is not forward-looking. These statements are based on the current beliefs and expectations of Bakkt and are inherently subject to significant business, economic, and competitive uncertainties and contingencies—many of which are difficult to predict and are beyond the Company’s control. Forward-looking statements in this release may include, for example, statements about: expectations regarding the Company’s strategic transformation and completion thereof, including the integration of DTR into the Company; future financial and operational performance, including the impact of the acquisition of DTR on the Company’s future performance; expansion of Bakkt Markets, Agent, and Global; anticipated benefits of investment in international markets; product launches and scalability; cost optimization and capital structure; industry growth in stablecoins, tokenization and digital assets; governance initiatives; and regulatory developments.

Actual results and the timing of events may differ materially from those anticipated due to a number of factors, including but not limited to: the Company’s ability to grow and manage growth profitably; whether the Company will be able to successfully integrate its operations with those of DTR, including its infrastructure, and achieve the expected benefits therefrom; risks associated with the integration of DTR or that Bakkt will not realize expected benefits, cost savings, accretion, synergies and/or growth, or that such benefits may take longer to realize than expected; risks that disruptions from the transaction will harm business plans and operations; significant transaction and integration costs; the potential impact of the acquisition of DTR on Bakkt’s, DTR’s or the combined company’s relationships with partners, customers, employees and regulators; demand for Bakkt’s, DTR’s, or the combined company’s products and services; the regulatory environment for digital assets and digital stablecoin payments; changes in the Company’s business strategy; the Company’s adoption of its updated Investment Policy (“Investment Policy”) and related treasury strategy, including the Company’s ability to successfully consummate future acquisitions, integrate or manage investments in potential acquisition targets and investees; the price of digital assets, including Bitcoin; risks associated with owning digital assets, including Bitcoin, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of the Company’s operating results, including because the Company may be required to account for its digital assets at fair value; the Company’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on the Company’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting the Company to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Company holds, including Bitcoin, as a security causing the Company to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of the Company’s Investment Policy and related treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of the Company’s expected digital asset holdings relative to non-digital assets; the inability to use the Company’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; the Company or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of the Company’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if the Company elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; the Company not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting the Company in effecting its Investment Policy and related treasury strategy; the Company’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; the Company’s ability to raise capital and investments, including by the Company’s chief executive officer; changes in the market in which the Company competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that the Company targets; volatility and disruptions in the digital asset, digital payments and stablecoin markets that subject the Company to additional risks, including the risk that banks may not provide banking services to the Company and market sentiments regarding digital assets, digital payments and stablecoins; the possibility that the Company may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; the Company’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; the Company’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and the Company’s initiatives to add new clients; the Company’s ability to reach definitive agreements with its expected commercial counterparties; the Company’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and digital assets; the Company’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to the Company’s data security; the impact of any goodwill or other intangible assets impairments on the Company’s operating results; and the Company’s ability to maintain the listing of its securities on the New York Stock Exchange.

These and other risks are detailed in the Company’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2025.

You are cautioned not to place undue reliance on forward-looking statements. These statements speak only as of the date of this release, and Bakkt undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.